UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2020

FG NEW AMERICA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39550 (Commission File Number)	85-1648122 (IRS Employer Identification No.)

105 S. Maple Street

Itasca, Illinois 60143

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (847) 791-6817

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	FGNA.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FGNA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FGNA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported on a Current Report on Form 8-K of FG New America Acquisition Corp. (the “Company”), on October 2, 2020, the Company consummated its initial public offering (“IPO”) of 22,500,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A common stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $225,000,000. In addition, simultaneously with the closing of the IPO, as previously reported on a Current Report on Form 8-K of the Company, the Company consummated (i) the private sale of an aggregate of 462,500 units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit to the Company’s sponsor, FG New America Investors LLC (the “Sponsor”), (ii) the private sale of an aggregate of 3,848,750 founder warrants (the “Founder Warrants”) at a price of $1.00 per Founder Warrant to the Sponsor, (iii) the private sale of an aggregate of 1,512,500 (the $15 Exercise Price Warrants”) at a price of $0.10 per $15 Exercise Price Warrant to the Sponsor and (iv) the issuance of 112,500 underwriter units (the “Underwriter Units”) to the underwriters of the IPO (the “Underwriters”). In addition, the Underwriters were granted a 45-day option to purchase up to 3,375,000 additional Units to cover over-allotments, if any.

On October 14, 2020, the Underwriters partially exercised the over-allotment option and purchased an additional 1,275,000 Units (the “Over-Allotment Units”), generating gross proceeds of $12,750,000. In addition, on October 14, 2020, simultaneously with the sale of the Over-Allotment Units, the Company issued an additional 6,375 Underwriter Units to the Underwriters.

A total of $243,375,000 of the net proceeds from the sale of the Units, the Over-Allotment Units, the Private Placement Units, the Founder Warrants and the $15 Exercise Price Warrants was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee, established for the benefit of the Company’s public stockholders. An audited balance sheet as of October 2, 2020 reflecting receipt of the net proceeds from the IPO and the sale of the Private Placement Units, Founder Warrants and $15 Exercise Price Warrants on October 2, 2020, but not the proceeds from the sale of the Over-Allotment Units on October 14, 2020, had been prepared by the Company and previously filed on a Current Report on Form 8-K. The Company’s unaudited pro forma balance sheet as of October 14, 2020, reflecting receipt of the proceeds from the sale of the Over-Allotment Units on the same day is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the Press Release issued by the Company announcing the consummation of the sale of the Over-Allotment Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Pro Forma Balance Sheet as of October 14, 2020.
99.2	Press Release, dated October 14, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG NEW AMERICA ACQUISITION CORP.

By:	/s/ Larry G. Swets, Jr.
Name: Larry G. Swets, Jr.
Title: Chief Executive Officer

Dated: October 20, 2020